Rule 497(e)
File Nos. 333-01153
333-01173


The Schwab Variable Annuity
Issued by
Great-West Life & Annuity Insurance Company

November 12, 1996



Insert on page 6 of the prospectus:

Under the heading The Contract. please insert the following:

The Contract currently allows you to invest in your choice of twenty-one different Investment Divisions offered by eleven different mutual fund investment advisers. However, not every Investment Division is available in all jurisdictions. You can also invest in the Guarantee Period Fund. Your Annuity Account Value will vary with the investment performance of the Investment Division you select. You bear the entire investment risk for all amounts invested in the Investment Division(s). Your Annuity Account Value could be less than the total amount of your Contributions.

Insert on page 15 of the prospectus:

Under the heading Strong Discovery Fund II, Inc. and after the paragraph describing the investment objectives of the fund, please insert the following:

The Strong Discovery Fund II Investment Division is not currently an available investment option in the State of California.